                                                                     EXHIBIT 4.7

         NUMBER                                                  SHARES

         PREFERRED STOCK                                     PREFERRED STOCK

                                [TRANSMETA LOGO]

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
         THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA AND NEW YORK, NY

                                                             CUSIP 89376R 10 9

         THIS CERTIFIES THAT                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

         IS THE RECORD HOLDER OF

 FULLY PAID AND NONASSESSABLE SHARES OF PREFERRED STOCK, PAR VALUE, $.00001 PER
                                    SHARE OF

                              TRANSMETA CORPORATION

         transferable on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

              WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

              Dated

                                [corporate seal]

/s/ Svend-Olav Carlsen                     /s/ Matthew R. Perry
CHIEF FINANCIAL OFFICER AND SECRETARY      PRESIDENT AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
         Mellon Investor Services, LLC
                           TRANSFER AGENT AND REGISTRAR

BY

                           AUTHORIZED SIGNATURE

                              TRANSMETA CORPORATION

         The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:

TEN COM   --  as tenants in common                     UNIF GIFT MIN ACT    --      ______________ Custodian _____________
TEN ENT   --  as tenants by the entireties                                              (Cust)                  (Minor)
JT TEN    --  as joint tenants with right                                                     under Uniform Gifts to Minors
              of survivorship and not as                                            Act ________________________________
              tenants in common                        UNIF TRF MIN ACT     --                       (State)

                                                                                    _________ Custodian (until age________)
                                                                                      (Cust)
                                                                                    ________________ under Uniform Transfers
                                                                                      (Minor)
                                                                                    to Minors and ________________________
                                                                                                          (State)

     Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

-------------------------------------

-------------------------------------
________________________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF
                                     ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________

                                    X___________________________________________

                                    X___________________________________________

                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                     CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN EVERY
                                     PARTICULAR, WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By_________________________________________________

THE SIGNATURE(S) MUST BE GUARATNEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.